Exhibit 99.2

SECOND AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 10th day of March, 2010, by and between Silicon Valley Bank (“Bank”) and OTIX Global, Inc., a Delaware corporation, and HEARINGLife USA, Inc., a Delaware corporation (collectively “Borrower”) whose address is 4246 S. Riverboat Road, Suite 300, Salt Lake City, UT 84123.

RECITALS

A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement with an Effective Date of August 11, 2009, as amended by that certain First Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of February 10, 2010 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) revise the Borrowing Base formula, (ii) extend the maturity date, (iii) revise the Maximum Losses covenant, and (iv) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.1.3 (Foreign Exchange Sublimit). Section 2.1.3 is amended by deleting the exiting provision and replacing it with the following:

“2.1.3 [Intentionally omitted]”

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2.2 Sections 6.2(a) and (b) (Financial Statements, Reports, Certificates). Sections 6.2(a) and (b) are amended by deleting the existing provisions and replacing them with the following:

“(a) Deliver to Bank: (i) as soon as available, but no later than five (5) days after filing with the Securities Exchange Commission, Borrower’s 10K, 10Q, and 8K reports; (ii) five (5) days after filing Borrower’s 10K and 10Q reports with the Securities Exchange Commission, a Compliance Certificate together with delivery of the 10K and 10Q reports; (iii) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidating balance sheet and income statement covering Borrower’s and each of its Subsidiary’s operations during the period certified by a Responsible Officer and in a form acceptable to Bank, together with a Compliance Certificate; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $500,000.00 or more; and (v) budgets, sales projections, operating plans or other financial information Bank reasonably requests.

Borrower’s 10K, 10Q, and 8K reports required to be delivered pursuant to Section 6.2(a)(i) shall be deemed to have been delivered on the date on which Borrower posts such report or provides a link thereto on Borrower’s or another website on the Internet; provided, that Borrower shall provide paper copies to Bank of the Compliance Certificates required by Section 6.2(a)(ii).

(b) Within twenty (20) days after the last day of each month, deliver to Bank a duly completed Borrowing Base Certificate signed by a Responsible Officer, with (i) aged listings of accounts receivable and accounts payable (by invoice date) and (ii) perpetual inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with GAAP) or such other inventory reports as are requested by Bank in its good faith business judgment.”

2.3 Section 6.6 (Operating Accounts). Section 6.6 is amended by deleting the existing provision and replacing it with the following:

“6.6 Maintain all of its domestic operating and other deposit accounts and securities accounts with Bank and Bank’s Affiliates, except other operating accounts reasonably necessary to support Borrower’s retail operations. Borrower shall move its operating, deposit and securities accounts to Bank and Bank’s Affiliates on or before March 31, 2010.”

2.4 Section 6.7 (Financial Covenants). Section 6.7 is amended by deleting the existing provision and replacing it with the following:

“6.7 Financial Covenants.

Borrower shall maintain as of the last day of each month, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a) Adjusted Quick Ratio. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue plus the long-term portion of all Credit Extensions and the Commerzbank Loan of at least .75 to 1.0.

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(b) EBITDA Losses and Profits. Not suffer any EBITDA loss in excess of (i) -$2,000,000.00 on a cumulative basis for its current fiscal year from January 1, 2010 through the month ending March 31, 2010; and (ii) -$1,000,000.00 on a trailing three-month basis from April 1, 2010 through the month ending May 31, 2010. Thereafter, Borrower shall maintain an EBITDA profit of not less than (iii) $1.00 on a trailing three-month basis from June 1, 2010 through the month ending September 30, 2010; and (iv) $500,000.00 on a trailing three-month basis from and after October 1, 2010.”

2.5 Section 13 (Definitions). The following terms and their definitions set forth in Section 13.1 are hereby deleted: FX Business Day, FX Forward Contract, FX Reserve and Settlement Date.

The following terms and their definitions set forth in Section 13.1 are amended by deleting the existing definitions and replacing them with the following:

““Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the Borrowing Base minus (b) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) plus an amount equal to the Letter of Credit Reserves, minus (c) the outstanding principal balance of any Advances (including any amounts used for Cash Management Services), and minus (e) the amount of the Asset Purchase Sublimit reserved for purchases of Accounts pursuant to an executed Non-Recourse Receivables Purchase Agreement. Upon the occurrence of a Default or Event of Default, no Non-Formula Advances will be permitted.

“Borrowing Base” means (a) the lesser of Borrower’s unrestricted cash deposited with Bank or $2,000,000.00, plus (b) 70% of Eligible Accounts, plus (c) the lesser of 30% of the value of Borrower’s Eligible Inventory (valued at the lower of cost or wholesale fair market value) or $2,000,000.00 (the portion of the Borrowing Base determined under this subpart (c) may be referred to as the “Inventory Borrowing Base”), as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral. In no event shall the Inventory Borrowing Base exceed an amount equal to 30% of Eligible Accounts.

“Business Day” is any day other than a Saturday, Sunday or other day on which banking institutions in the State of California are authorized or required by law or other governmental action to close, except that if any determination of a “Business Day” shall relate to a foreign exchange forward contract, the term “Business Day” shall mean a day on which dealings are carried on in the country of settlement of the foreign (i.e., non-Dollar) currency.

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“Credit Extension” is any Advance, Letter of Credit, foreign exchange forward contract, amount utilized for Cash Management Services or any other extension of credit by Bank for Borrower’s benefit.

“EBITDA” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense, amortization and stock compensation expense, plus (d) income tax expense.

“Eligible Accounts” means Accounts which arise in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3. Bank reserves the right at any time after the Effective Date to adjust any of the criteria set forth below and to establish new criteria in its good faith business judgment. Unless Bank otherwise agrees in writing, Eligible Accounts shall not include:

(a) Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;

(b) Accounts that the Account Debtor has not paid within ninety (90) days of invoice date regardless of invoice payment period terms;

(c) Accounts with credit balances over ninety (90) days from invoice date;

(d) Accounts owing from an Account Debtor, in which fifty percent (50%) or more of the Accounts have not been paid within ninety (90) days of invoice date;

(e) Accounts owing from an Account Debtor which does not have its principal place of business in the United States unless such Accounts are Eligible Foreign Accounts;

(f) Accounts billed and/or payable outside of the United States (sometimes called foreign invoiced accounts);

(g) Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise - sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts).

(h) Accounts owing from an Account Debtor, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing;

(i) Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof unless Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;

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(j) Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, or other terms if Account Debtor’s payment may be conditional;

(k) Accounts owing from an Account Debtor where goods or services have not yet been rendered to the Account Debtor (sometimes called memo billings or pre-billings);

(l) Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements where the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the contract (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);

(m) Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of Borrower’s complete performance (but only to the extent of the amount withheld; sometimes called retainage billings);

(n) Accounts subject to trust provisions, subrogation rights of a bonding company, or a statutory trust;

(o) Accounts owing from an Account Debtor that has been invoiced for goods that have not been shipped to the Account Debtor unless Bank, Borrower, and the Account Debtor have entered into an agreement acceptable to Bank in its sole discretion wherein the Account Debtor acknowledges that (i) it has title to and has ownership of the goods wherever located, (ii) a bona fide sale of the goods has occurred, and (iii) it owes payment for such goods in accordance with invoices from Borrower (sometimes called “bill and hold” accounts);

(p) Accounts for which the Account Debtor has not been invoiced;

(q) Accounts that represent non-trade receivables or that are derived by means other than in the ordinary course of Borrower’s business;

(r) Accounts for which Borrower has permitted Account Debtor’s payment to extend beyond 90 days;

(s) Accounts arising from chargebacks, debit memos or others payment deductions taken by an Account Debtor (but only to the extent the chargeback is determined invalid and subsequently collected by Borrower);

(t) Accounts arising from product returns and/or exchanges (sometimes called “warranty” or “RMA” accounts);

(u) Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business; and

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(v) Accounts for which Bank in its good faith business judgment determines collection to be doubtful, including, without limitation, accounts represented by “refreshed” or “recycled” invoices.

“Revolving Line Maturity Date” is April 11, 2011.”

2.6 Borrowing Base Certificate. The Borrowing Base Certificate attached as Exhibit C to the Loan Agreement is amended by deleting the existing Borrowing Base Certificate and replacing it with the Borrowing Base Certificate attached to this Amendment as Exhibit C.

2.7 Compliance Certificate. The Compliance Certificate attached as Exhibit D to the Loan Agreement is amended by deleting the existing Compliance Certificate and replacing it with the Compliance Certificate attached to this Amendment as Exhibit D.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

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4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of a fully earned, nonrefundable loan fee in the sum of $15,000 and Bank’s out-of-pocket expenses.

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UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		OTIX Global, Inc.

By:	/s/ Silicon Valley Bank	By:	/s/ OTIX Global, Inc.
Name:		Name:
Title:		Title:

HEARINGLife USA, Inc.

		By:	/s/ HEARINGLife USA, Inc.
Name:
Title:

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EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower:	OTIX Global, Inc. and HEARINGLife USA, Inc.
Lender:	Silicon Valley Bank

Commitment Amount:	$6,000,000.00

ACCOUNTS RECEIVABLE
1. Accounts Receivable (invoiced) Book Value as of	$
2. Additions (Please explain on next page)	$
3. Less: Intercompany/Employee/Non-Trade Accounts	$
4. NET TRADE ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5. 90 Days Past Invoice Date	$
6. Credit Balances over 90 Days	$
7. Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$
8. Foreign Account Debtor Accounts*	$
9. Foreign Invoiced and/or Collected Accounts	$
10. Contra/Customer Deposit Accounts	$
11. Concentration Limits	$
12. U.S. Governmental Accounts**	$
13. Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
14. Accounts with Memo or Pre-Billings:	$
15. Contract Accounts; Accounts with Progress/Milestone Billings	$
16. Accounts for Retainage Billings	$
17. Trust/Bonded Accounts	$
18. Bill and Hold Accounts	$
19. Unbilled Accounts	$
20. Non-Trade Accounts (If not already deducted above)	$
21. Accounts with Extended Term Invoices (Net 90+)	$
22. Chargeback Accounts/Debit Memos	$
23. Product Returns/Exchanges	$
24. Disputed Accounts; Insolvent Account Debtor Accounts	$
25. Other (Please explain on next page)	$
26. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
27. Eligible Accounts (#4 minus #26)	$
28. ELIGIBLE AMOUNT OF ACCOUNTS (70% of #27)	$
* Except for Eligible Foreign Accounts ** Except Government Accounts assigned under the Assignment of Claims Act

INVENTORY
29. Eligible Inventory Value as of	$
30. ELIGIBLE AMOUNT OF INVENTORY (Lesser of (a) 30% of #29; (b) $2,000,000.00; or 30% of #27)	$

UNRESTRICTED DEPOSITS
31. Unrestricted Cash Deposited with Bank as of	$
32. ELIGIBLE AMOUNT OF UNRESTRICTED DEPOSITS (Lesser of (a) #31; or (b) $2,000,000.00	$

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BALANCES
33. Maximum Loan Amount	$
34. Total Funds Available [Lesser of #33 or (#28 plus #30 plus #32 plus permitted Non-Formula Advances)]	$
35. Present balance owing on Line of Credit	$
36. Outstanding under Sublimits or reserved under the Asset Purchase Sublimit	$
37. RESERVE POSITION (#34 minus #35 and #36)	$

Explanatory comments from previous page:

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Amended and Restated Loan and Security Agreement between the undersigned and Silicon Valley Bank.

BANK USE ONLY
COMMENTS:		Received by:
AUTHORIZED SIGNER
Date:
By:		Verified:
	Authorized Signer	AUTHORIZED SIGNER
Date:		Date:
Compliance Status: Yes No

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EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	OTIX GLOBAL, INC. AND HEARINGLIFE USA, INC.

The undersigned authorized officer of OTIX Global, Inc. and HEARINGLife USA, Inc. (collectively “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
10-Q, 10-K and 8-K + CC (with 10-Q and 10-K)	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate A/R and A/P Agings and Inventory reports	Monthly within 20 days	Yes No

Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis:
Minimum Adjusted Quick Ratio	.75:1.0	:1.0	Yes No
Maximum EBITDA Loss/Minimum EBITDA Profits*	Losses not to exceed (a) -$2,000,000 from 1/1/10 to 3/31/10; and (b) -$1,000,000 from 4/1/10 to 5/31/10. Profits of not less than (c) $1 from 6/1/10 to 9/30/10; and (d) $500,000 from and after 10/1/10	$	Yes No

*	This covenant shall be calculated on a cumulative basis from 1/1/10 to 3/31/10, and beginning April 1, 2010, this covenant shall be calculated on a trailing three-month basis

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The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

OTIX Global, Inc.	BANK USE ONLY

By:	Received by:
Name:	AUTHORIZED SIGNER
Title:	Date:

HEARINGLife USA, Inc.	Verified: AUTHORIZED SIGNER
By:	Date:
Name:	Compliance Status: Yes No
Title:

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I. Adjusted Quick Ratio (Section 6.7(a))

Required: 0.75:1.00

Actual:

A.	Aggregate value of unrestricted cash or Cash Equivalents of Borrower with maturities of fewer than 18 months	$

B.	Aggregate value of the net billed accounts receivable of Borrower	$

C.	Quick Assets (the sum of lines A and B)	$

D.	Aggregate value of Obligations to Bank that matures within one (1) year	$

E.	Aggregate value of other liabilities of Borrower (including all Indebtedness) that matures within one (1) year and current portion of Subordinated Debt permitted by Bank to be paid by Borrower	$

F.	Current Liabilities (the sum of lines D and E)	$

G.	Aggregate value of all amounts received or invoiced by Borrower in advance of performance under contracts and not yet recognized as revenue	$

H.	Aggregate value of the Credit Extensions and Commerzbank Loan that matures in more than one (1) year	$

I.	Line F minus line G plus line H	$

J.	Adjusted Quick Ratio (line C divided by line I)

Is line J equal to or greater than 0.75:1:00?

No, not in compliance	Yes, in compliance

II. EBITDA Losses/Profits (Section 6.7(b))

Required: The EBITDA losses shall not exceed (i) -$2,000,000.00 on a cumulative basis from January 1, 2010 through the month ending March 31, 2010; and (ii) -$1,000,000.00 on a trailing three-month basis from April 1, 2010 through the month ending May 31, 2010. Thereafter, the EBITDA profits shall not be less than (iii) $1.00 on a trailing three-month basis from June 1, 2010 through the month ending September 30, 2010; and (iv) $500,000.00 on a trailing three-month basis from and after October 1, 2010.

A.	Cumulative Net Income of Borrower and its Subsidiaries for its current fiscal year. Beginning April 1, 2010, the Net Income of Borrower and its Subsidiaries for the trailing three (3) month period	$

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B.	(a) To the extent included in the determination of Net Income of Borrower and its Subsidiaries to date for the current fiscal year, or (b) to the extent included in the determination of Net Income of Borrower and its Subsidiaries, beginning April 1, 2010, for the trailing three (3) month period

	1. The provision for income taxes	$

	2. Depreciation expense	$

	3. Amortization expense	$

	4. Net Interest expense	$

	5. Stock compensation expense	$

	6. All non-cash income	$

	7. The sum of lines 1 through 5 minus line 6	$

C.	EBITDA (line A plus line B.7)

Is the loss in line C greater than (i) -$2,000,000.00 on a cumulative basis from January 1, 2010 through the month ending March 31, 2010; and (ii) -$1,000,000.00 on a trailing three-month basis from April 1, 2010 through the month ending May 31, 2010? Is the amount in line C not less than iii) $1.00 on a trailing three-month basis from June 1, 2010 through the month ending September 30, 2010; and (iv) $500,000.00 on a trailing three-month basis from and after October 1, 2010?

Yes, not in compliance	No, in compliance

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